UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 19, 2005

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2005, The PNC Financial Services Group, Inc. (“the Corporation”) issued a press release regarding the Corporation’s earnings and business results for the quarter ended June 30, 2005. The Corporation also provided supplementary financial information on its web site, including financial information disclosed in connection with its earnings press release, and provided electronic slides on its web site used in connection with a related investor conference call scheduled for July 19, 2005. Copies of the press release, supplementary financial information and electronic slides are included in this Report as Exhibits 99.1, 99.2 and 99.3, respectively, and are furnished herewith.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: July 19, 2005	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Press release dated July 19, 2005	Furnished herewith

99.2	Financial Supplement (unaudited) for Second Quarter 2005	Furnished herewith

99.3	Electronic slides	Furnished herewith